                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (date of earliest event reported): July 12, 1996
                                                  -------------



                          CUPERTINO NATIONAL BANCORP
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)




   California                        0-18015                      33-0060898
- ------------------                 -----------               -------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)



20230 Stevens Creek, Cupertino, CA                  95054
- ----------------------------------------            -----
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:  (408) 996-1144
                                                     --------------




                                     NONE
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)



The Exhibit Index is on Page 4.                               Page 1 of 64 Pages
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Item 5.    Other Events.
           ------------

           The Registrant issued a press release dated June 6, 1996, announcing the signing of a definitive agreement for a merger of equals of Registrant with and into Mid-Peninsula Bancorp ("MPB") and that MPB will change its name to Greater Bay Bancorp ("GBB") concurrent with closing of the merger. Cupertino shareholders will receive .81522 of a share of GBB's common stock for each share of Cupertino common stock in a tax-free exchange to be accounted for as a "pooling-of-interests", resulting in approximately 49% ownership by Registrant and approximately 51% ownership by MPB of the surviving corporation, Greater Bay Bancorp.

           In connection with the merger, the Registrant and MPB granted each other options to purchase up to 19% of the outstanding shares of each other's common stock under certain circumstances in the event the transaction is terminated. The merger is expected to be completed in the fourth quarter of 1996, subject to shareholder and regulatory approvals.

           The foregoing description is qualified by reference to the Amended and Restated Agreement and Plan of Reorganization and Merger dated June 26, 1996 attached hereto as Exhibit 2.1 and press release dated June 6, 1996 attached hereto as Exhibit 99.1, each incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a)   Not applicable.

           (b)   Not applicable.

           (c)   Exhibits.
                 --------

                 2.1 Amended and Restated Agreement and Plan of Reorganization and Merger dated June 26, 1996.

                 99.1 Press Release dated June 6, 1996.

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MID-PENINSULA BANCORP



Date:  July 12, 1996                      By: /s/ C. Donald Allen
                                              -----------------------
                                              C. Donald Allen
                                              Chief Executive Officer

                                      -3-
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                                 Exhibit Index
                                 -------------





  Exhibit No.                Description
- -------------                -----------
    2.1                      Amended and Restated
                             Agreement and Plan of
                             Reorganization and
                             Merger dated
                             June 26, 1996


   99.1                      Press Release
                             dated June 6, 1996


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